UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2024
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STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan		1-13873	38-0819050
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

901 44th Street SE
Grand Rapids,	Michigan		49508
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (616) 247-2710

None
(Former name, former address and former fiscal year, if changed since last report.)
_______

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock	SCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 Entry into a Material Definitive Agreement.

On February 7, 2024, Steelcase Inc. (“Steelcase” or the “Company”) entered into a Fourth Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A., as Administrative Agent; Bank of America, N.A., as Syndication Agent; HSBC Bank USA, National Association, as Documentation Agent; and certain other lenders (the "Credit Agreement"). The Credit Agreement provides a $300 million committed 5-year unsecured revolving syndicated credit facility to Steelcase. The Credit Agreement amended and restated the agreement which provided Steelcase a $250 million unsecured syndicated credit facility that was scheduled to expire in February 2025. At the option of Steelcase, and subject to certain conditions, Steelcase may increase the aggregate commitment under the Credit Agreement by up to $150 million by obtaining at least one commitment from one of the lenders. There are currently no borrowings outstanding under the Credit Agreement. Each capitalized term used but not defined in this Current Report has the meaning ascribed to it in the Credit Agreement.

Steelcase can use borrowings under the Credit Agreement for general corporate purposes, including friendly acquisitions. Interest on borrowings is based on the rate, as selected by Steelcase from the following options:

•the Applicable Floating Rate Margin in effect, plus the greatest of (i) the Prime Rate, (ii) the NYFRB plus 0.5%, (iii) the Term SOFR Rate for a one-month interest period plus 1.10% or (iv) 1.00%;
•the Applicable Term Benchmark/RFR Margin in effect plus (i) for borrowings in U.S. dollars, the Term SOFR Rate plus 0.10%, or (ii) for borrowings in euros, the Adjusted EURIBOR Rate; or
•in limited circumstances, the Applicable Term Benchmark/RFR Margin in effect plus the Daily Simple SOFR plus 0.10%.

The Credit Agreement requires Steelcase to satisfy two financial covenants:

•A maximum net leverage ratio covenant, which is measured by the ratio of (x) Indebtedness less Unrestricted Cash to (y) trailing four fiscal quarter Adjusted EBITDA and is required to be less than 3.5:1. In the context of certain permitted acquisitions, Steelcase has the ability, subject to certain conditions, to increase the maximum ratio to 4.0:1 for four consecutive quarters.
•A minimum interest coverage ratio covenant, which is measured by the ratio of (y) trailing four quarter Adjusted EBITDA to (z) trailing four quarter Interest Expense and is required to be no less than 3.0:1.

The Credit Agreement does not include any restrictions on cash dividend payments or share repurchases.

To satisfy affirmative covenants in the Credit Agreement regarding the Non-Supporting Assets Percentage and the Non-Supporting Sales Percentage, Company Subsidiary Smith System Manufacturing Company executed an Amended and Restated Subsidiary Guaranty of all Obligations under the Credit Agreement, and the Company will enter into a reaffirmation, or amendment and restatement, of the Third Amended and Restated Pledge Agreement dated June 5, 2020, relating to the pledge of 65% of its voting equity interests of its French Subsidiary Steelcase Holdings SAS to secure the Obligations under the Credit Agreement.

The Credit Agreement provides for customary events of default with corresponding grace periods, including, among other things, failure to pay any principal or interest when due, failure to pay material indebtedness or another default thereunder, failure to comply with covenants, certain insolvency or receivership events affecting the Company or its subsidiaries, failure of a representation or warranty to be true when made or deemed made and a Change in Control (as determined under the Credit Agreement). In the event of a default by the Company, the requisite number of lenders (or the Administrative Agent at their request) may declare all amounts owing under the Credit Agreement immediately due and payable, terminate the lenders’ commitments to make loans under the Credit Agreement and/or exercise any and all remedies and other rights under the Credit Agreement. For certain defaults related to insolvency and receivership, the commitments of the lenders will be automatically terminated, and all outstanding loans and other amounts will become immediately due and payable.

The foregoing description is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed with this Current Report as Exhibit 10.1 and is incorporated by reference herein.

ITEM 1.02 Termination of a Material Definitive Agreement.

Effective February 7, 2024, the Third Amended and Restated Credit Agreement, dated as of February 27, 2020, and amended as of December 21, 2021 and April 27, 2023 among Steelcase; JPMorgan Chase Bank, N.A., as Administrative Agent; Bank of America, N.A. and Wells Fargo Bank, National Association, as Co-syndication agents; and HSBC USA, National Association, as Documentation Agent; and certain other lenders (the "Prior Agreement"), was amended and restated and replaced by the Credit Agreement. A copy of the Prior Agreement was filed as Exhibit 10.1 to the Company’s Form 8-K filed on February 27, 2020, Amendment No. 1 to the Prior Agreement was filed as Exhibit 10.1 to the Company's Form 10-K filed on April 15, 2022, and Amendment No. 2 to the Prior Agreement was filed as Exhibit 10.1 to the Company's Form 10-Q filed on June 23, 2023.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)EXHIBITS.

Exhibit No.	Description
10.1
Fourth Amended and Restated Credit Agreement, dated as of February 7, 2024, among Steelcase Inc., JPMorgan Chase Bank, N.A., as Administrative Agent; Bank of America, N.A., as Syndication Agent; HSBC Bank USA, National Association, as Documentation Agent; and certain other lenders.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELCASE INC.

By:	/s/ David C. Sylvester
David C. Sylvester Senior Vice President, Chief Financial Officer
Date: February 7, 2024